UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2008
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Waddell & Reed Advisors Continental Income Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000
Date of fiscal year end: June 30
Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2006

Waddell & Reed Advisors Continental Income Fund

                Contents

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors and Officers
38	Annual Privacy Notice
40	Proxy Voting Information
41	Quarterly Portfolio Schedule Information
42	Householding Notice
42	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Continental Income Fund, Inc. prospectus and current Fund performance information.

President's Letter

       June 30, 2006

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2006. Stock prices rose during the period, despite increased market volatility this past spring and higher interest rates. The S&P 500 Index advanced 8.64 percent, led by energy stocks. Many international stocks posted even higher returns for the period as investors sought greater portfolio diversification. The Morgan Stanley Capital International EAFE Index climbed 26.56 percent, led primarily by Asian stocks.

In contrast, tighter central bank monetary policies around the world resulted in a weak bond market this past fiscal year. The Citigroup Broad Investment Grade Index declined 0.81 percent for the period. The Federal Reserve gave mixed signals as to how much more it will raise short-term interest rates in an effort to combat inflation, which appears to be accelerating.

A change in climate

Overall, the investing climate changed substantially this past spring, as many investors lost some of their appetite for higher risk investments such as commodities, emerging market securities and low quality stocks. Why? Certainty and unbridled optimism regarding global growth have been replaced with sobering realities, including:

· Rising geopolitical tensions, marked by the saber rattling of insecure regimes in Iran and North Korea, continued peacekeeping problems in Iraq and deteriorating Israeli-Palestinian relations.

· Uncertainty over the scope of interest rate increases. A new Federal Reserve chairman and changing market conditions have contributed to challenges in making Fed policy positions clear to investors. Meanwhile, Japan and Europe are each adopting more restrictive monetary policies, with Japan changing course for the first time in many years.

· High energy prices and increased global energy demand. Although prices appear still subject to seasonal fluctuations and geopolitical issues, the reality of permanently higher gasoline and heating/cooling costs thanks to growing demand in China, India and elsewhere appears to be having an effect on U.S. consumers.

· A slowdown in the U.S. housing market. While average home prices have not dropped a great deal, market conditions have shifted decidedly to favor buyers, with "for sale" inventory up sharply in many regions as home affordability has fallen to a two-decade low.

Financial markets don't like uncertainty. Neither do consumers. For now, we appear to have entered a period when fear of the unknown has replaced greed as the market's dominant emotion. It may take a little while for answers to surface when it comes to the key questions surrounding economic slowdown, interest rate policy, corporate profit trends and whether the U.S. dollar will weaken, hurting consumers' purchasing power.

Uncertainty creates opportunity

Over time, we believe that the outlook will be cleared up in positive fashion for those investors who are properly diversified. We believe that slowing growth in the world's economy is a good thing that should help to preempt overheating. The tightening that is taking place should help lead to an adequate, not drastic, slowdown, in our opinion. Uncertainty offers an opportunity to reassess your position, rethink the road you're traveling and, if needed, rebalance your portfolio. Through appropriate diversification in multiple asset classes, you potentially take advantage of long-term change.

Your financial advisor can help you maintain an appropriate investment strategy as part of a customized financial plan based on your individual goals. We believe that focusing on that plan, despite changes in market condition, is important as you work toward a sound financial future. Thank you for your confidence and continued partnership.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Continental Income Fund

       June 30, 2006

An interview with Cynthia P. Prince-Fox,
portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2006.

How did the Fund perform during the fiscal year?

The Fund rose 7.90 percent (Class A shares, excluding sales charge) for the period, compared to a 8.64 percent return for the S&P 500 Index, which generally reflects the performance of securities that represent the stock market, and a 1.51 percent decline in the Citigroup Treasury/Government Sponsored/Credit Index, generally reflecting the performance of funds in the bond market.

The Lipper Mixed-Asset Target Allocation Growth Funds Universe Average, representing the Fund's peer group of funds with similar investment objectives, advanced 7.32 percent for the period. During the fiscal year, Lipper, a third-party evaluator of mutual fund performance, recategorized the Fund into this grouping. Previously, Lipper had categorized the Fund within the Lipper Balanced Funds category, a group of mutual funds whose Universe Average returned 6.29 percent for the 12 months ended June 30, 2006.

Multiple indexes are presented because the Fund invests in both stocks and bonds. Please note that Fund returns and peer group returns include applicable fees and expenses, whereas index returns do not include any such fees. Also, when sales charges are included, Fund performance is reduced.

What factors affected Fund performance during the fiscal year?

We feel that the most important issues impacting performance were asset allocation and industry emphasis within the equity component of the Fund. From an asset allocation standpoint, we felt that equities were more attractive than fixed-income and positioned the portfolio accordingly. During the fiscal year, approximately 70 to 75 percent of the portfolio's assets were invested in stocks, a somewhat higher percentage than our peers typically held during the period.

The equity portion of the portfolio outperformed the S&P 500 Index primarily as a result of our holdings in energy, health care, utilities and industrials. Our strategy of maintaining our weightings in economically sensitive areas throughout the year had a positive impact on overall performance. The energy sector was the best performing sector, as oil prices pushed up against $70 per barrel. We maintained our overweight position for most of the year in energy, as we felt prices would remain higher than generally anticipated. Within our energy holdings, the infrastructure build out theme worked well as expectations for capital spending remained high due to high utilization rates, an aging fleet of oil rigs and a shortage of offshore rigs. Utilities, another area of strong performance, continued to do well as they offered compelling valuations and dividend yields. Also, our exposure to firms with deregulated nuclear and coal plant operations benefited from rising energy prices. Industrial stocks were also a key contributor to overall performance as strength in aerospace and metals and mining drove end demand. Our health care exposure was primarily centered around the services, distribution and specialty pharmaceuticals and away from the large pharmaceutical companies. This was also a meaningful contributor to overall performance.

The fixed income portion of the portfolio performed about in-line with our bond market benchmark, a slight decline that reflected a period of rising interest rates and higher inflation expectations.

What other market conditions or events influenced the Fund's return during the fiscal year?

Over the past 12 months, the financial markets have been in a seesaw pattern, anticipating either a more severe slowdown in the economy or a protracted period of slower but positive economic growth. We felt the latter seemed more likely as companies have been unwilling to add significantly to either their payrolls or capacity, corroborated by capital spending and hiring trends. This reduced the possibility of excess in the system, in our opinion. The markets were also grappling with the idea of $75 oil and the tendency for past oil spikes to cause a recession. All eyes have been on the consumer in anticipation of a pullback in spending given a doubling in oil prices over the past year. The offset has been increasing disposable income growth and consumer confidence. Relatively high home prices could explain part of the optimistic view by the consumer, although larger retailers have suggested their customers are feeling the effects of higher energy prices.

All of these issues, coupled with the uncertainty of how high the Fed is willing to raise rates, resulted in short-term volatility around any given economic data point. While much of the gains for the year remained clustered in a handful of sectors, specifically energy, we did see a broadening out in performance to other sectors as oil prices pulled back from their highs reached in September. We view this as a healthy sign as we head further into 2006. The yield curve continued to flatten as the benchmark 10-year Treasury yield showed little movement after the Fed raised rates for the 17th consecutive time to 5.25 percent.

What strategies and techniques did you employ that specifically affected performance?

We maintained a strategy of focusing on economically sensitive areas throughout the year, particularly areas that we feel can benefit from growth in Asia and other emerging economies, and increasing our emphasis on stocks that we believe are likely to demonstrate sustainable growth rates in a decelerating economy, such as health care and consumer staples. Conversely, we underweighted the American consumer. While not calling for a drastic retrenchment of the consumer, we do expect the consumer to have less discretionary income to spend. Higher short-term interest rates (which impact adjustable loans and credit expenses), increased gasoline and heating costs, and a cooling real estate market will all detract from consumer spending, in our opinion.

What industries or sectors did you emphasize during the fiscal year?

Overall, we placed our greatest emphasis on industrials, health care and utilities relative to the weightings found in the S&P 500. While the financial sector is the largest weighted sector in the portfolio, we were significantly underweight banks for most of the fiscal year. We have preferred to invest in financial stocks that we feel should benefit from strong secular and demographic trends, such as student lending and wealth management.

What is your outlook for the year ahead?

For the balance of the calendar year, we believe that returns from the broad equity market have the potential to be positive. We saw a significant compression in price/earnings ratios (stock prices divided by earnings per share) in 2005, helping to insulate the markets, to some degree, should interest rates and/or inflation move significantly up from here. However, we do not think that rates and inflation are headed north by a significant amount. While we are optimistic about the continued expansion of the global economy, profit margins are historically high, making earnings growth more highly valued when it is found. As far as sector emphasis goes, we believe that selective economically sensitive areas may perform well in the months ahead. We also think there are some very exciting developments occurring in technology and telecom. Some of the trends that we are beginning to witness are a result of the digitization of content and new forms of content distribution. While these trends were just a dream five or six years ago, they are real and happening today. We have some exposure to these developments and look to increase our exposure as consumers adopt more technology.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares (1)	$16,664
S&P 500 Index	$19,398
Citigroup Treasury/Government Sponsored/Credit Index	$17,704
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	$18,137

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2006

		WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC., CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH UNIVERSE AVERAGE

MARCH	1997	9,425	10,000	10,000	10,000
MARCH	1998	11,800	14,804	11,244	12,951
MARCH	1999	12,199	17,548	11,979	13,828
MARCH	2000	14,195	20,736	12,169	15,616
MARCH	2001	13,399	16,205	13,691	14,401
JUNE	2001	13,711	17,152	13,734	14,939
JUNE	2002	12,608	14,061	14,848	13,600
JUNE	2003	12,890	14,098	16,833	13,914
JUNE	2004	14,507	16,794	16,733	15,764
JUNE	2005	15,444	17,856	17,975	16,900
JUNE	2006	16,664	19,398	17,704	18,137

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-06	1.70%	2.96%	6.99%	8.22%
5-year period ended 6-30-06	2.75%	2.80%	2.96%	4.30%
10-year period ended 6-30-06	5.79%	—	—	6.71%
Since inception of Class(3) through 6-30-06	—	3.32%	3.34%	—

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Continental Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2006.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2006	Beginning Account Value 12-31-05	Ending Account Value 6-30-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,036.50	1.22%	$6.21
Class B	1,000	1,032.50	2.18	10.98
Class C	1,000	1,032.80	2.16	10.88
Class Y	1,000	1,038.10	0.91	4.59
Based on 5% Return (2)
Class A	$1,000	$1,018.73	1.22%	$6.16
Class B	1,000	1,013.97	2.18	10.88
Class C	1,000	1,014.06	2.16	10.78
Class Y	1,000	1,020.29	0.91	4.55

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2006, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND

Portfolio Highlights

On June 30, 2006, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $486,672,995 invested in a diversified portfolio of:

68.96%	Domestic Common Stocks
21.15%	United States Government and Government Agency Obligations
5.50%	Foreign Common Stocks
2.59%	Corporate Debt Securities
1.80%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2006, your Fund owned:

United States Government and Government Agency Obligations	$21.15
Financial Services Stocks	$14.69
Health Care Stocks	$10.45
Technology Stocks	$9.59
Energy Stocks	$7.93
Consumer Nondurables Stocks	$6.15
Business Equipment and Services Stocks	$5.01
Multi-Industry Stocks	$5.00
Capital Goods Stocks	$4.79
Utilities Stocks	$2.70
Transportation Stocks	$2.65
Corporate Debt Securities	$2.59
Consumer Services Stocks	$2.37
Retail Stocks	$2.11
Cash and Cash Equivalents	$1.80
Raw Materials Stocks	$1.02

The Investments of Continental Income Fund
June 30, 2006
COMMON STOCKS	Shares	Value

Air Transportation - 0.96%
Southwest Airlines Co.	284,100	$4,650,717

Aircraft - 1.43%
Boeing Company (The)	85,200	6,978,732

Banks - 3.00%
Bank of America Corporation	85,400	4,107,740
Northern Trust Corporation	117,100	6,477,387
Wells Fargo & Company	59,600	3,997,968
		14,583,095
Beverages - 3.30%
Anheuser-Busch Companies, Inc.	84,300	3,843,237
Brown-Forman Corporation, Class B	66,200	4,745,878
PepsiCo, Inc.	124,600	7,480,984
		16,070,099
Business Equipment and Services - 3.92%
Cintas Corporation	167,700	6,673,621
NYSE Group, Inc.*	113,500	7,772,480
Pitney Bowes Inc.	112,100	4,629,730
		19,075,831
Capital Equipment - 2.27%
Caterpillar Inc.	84,000	6,256,320
Ingersoll-Rand Company Limited, Class A	112,300	4,804,194
		11,060,514
Chemicals - Specialty - 1.02%
Air Products and Chemicals, Inc.	77,700	4,966,584

Communications Equipment - 2.87%
Cisco Systems, Inc.*	224,000	4,373,600
Juniper Networks, Inc.*	233,600	3,737,600
Nokia Corporation, Series A, ADR	289,700	5,869,322
		13,980,522
Computers - Micro - 1.08%
Apple Computer, Inc.*	92,200	5,276,606

Computers - Peripherals - 0.99%
Microsoft Corporation	206,500	4,812,483

Defense - 2.11%
General Dynamics Corporation	156,600	10,251,036

Electrical Equipment - 1.37%
Emerson Electric Co.	79,300	6,646,133

Electronic Instruments - 1.11%
Lam Research Corporation*	115,500	5,390,963

Finance Companies - 2.62%
SLM Corporation	241,100	12,759,012

Food and Related - 1.18%
Campbell Soup Company	155,400	5,766,894

Health Care - Drugs - 4.48%
Allergan, Inc.	67,100	7,197,146
Amgen Inc.*	69,200	4,526,026
Gilead Sciences, Inc.*	96,800	5,727,656
Novartis AG, ADR	80,400	4,335,168
		21,785,996
Health Care - General - 4.92%
Biomet, Inc.	137,500	4,304,437
Boston Scientific Corporation*	126,000	2,121,840
DENTSPLY International Inc.	100,200	6,072,621
Johnson & Johnson	137,500	8,239,000
Zimmer Holdings, Inc.*	56,500	3,204,680
		23,942,578
Hospital Supply and Management - 1.05%
Medtronic, Inc.	109,300	5,128,356

Household - General Products - 1.67%
Colgate-Palmolive Company	135,700	8,128,430

Insurance - Life - 1.13%
Aflac Incorporated	118,300	5,483,205

Insurance - Property and Casualty - 1.00%
Berkshire Hathaway Inc., Class B*	1,600	4,868,800

Motion Pictures - 1.33%
News Corporation Limited, Class A	338,500	6,492,430

Multiple Industry - 5.00%
Altria Group, Inc.	50,600	3,715,558
General Electric Company	273,300	9,007,968
Las Vegas Sands, Inc.*	149,000	11,601,140
		24,324,666
Non-Residential Construction - 1.15%
Fluor Corporation	60,500	5,622,265

Petroleum - International - 4.35%
BP p.l.c., ADR	95,000	6,612,950
ChevronTexaco Corporation	70,100	4,350,406
Exxon Mobil Corporation	166,138	10,192,566
		21,155,922
Petroleum - Services - 3.58%
Schlumberger Limited	177,800	11,576,558
Smith International, Inc.	131,400	5,843,358
		17,419,916
Publishing - 1.04%
Meredith Corporation	102,500	5,077,850

Retail - General Merchandise - 2.11%
Target Corporation	131,400	6,421,518
Wal-Mart Stores, Inc.	79,400	3,824,698
		10,246,216
Security and Commodity Brokers - 6.94%
American Express Company	93,000	4,949,460
Chicago Mercantile Exchange Holdings Inc.	8,100	3,978,315
Franklin Resources, Inc.	56,500	4,904,765
Legg Mason, Inc.	42,100	4,189,792
Merrill Lynch & Co., Inc.	50,200	3,491,912
Morgan (J.P.) Chase & Co.	139,400	5,854,800
TD Ameritrade Holding Corporation	87,600	1,296,480
UBS AG	46,800	5,133,960
		33,799,484
Timesharing and Software - 1.09%
Paychex, Inc.	135,900	5,304,177

Trucking and Shipping - 1.69%
Expeditors International of Washington, Inc.	146,800	8,218,598

Utilities - Electric - 1.57%
Exelon Corporation	134,200	7,626,586

Utilities - Telephone - 1.13%
AT&T Inc.	197,100	5,497,119

TOTAL COMMON STOCKS - 74.46%		$362,391,815

(Cost: $291,088,934)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.69%
Southwest Airlines Co.,
7.875%, 9-1-07	$3,300	3,370,201

Beverages - 0.43%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	2,000	2,076,826

Finance Companies - 1.47%
California Infrastructure and Economic Development Bank, Special Purpose Trust SCE-1,
6.38%, 9-25-08	145	145,509
General Electric Capital Corporation,
8.3%, 9-20-09	6,500	6,991,627
		7,137,136

TOTAL CORPORATE DEBT SECURITIES - 2.59%		$12,584,163

(Cost: $12,078,696)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 3.00%
Federal Home Loan Mortgage Corporation,
6.625%, 9-15-09	5,000	5,170,950
Federal National Mortgage Association:
6.625%, 9-15-09	4,000	4,135,392
7.25%, 1-15-10	5,000	5,283,800
		14,590,142
Mortgage-Backed Obligations - 1.41%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
8.25%, 6-1-08	20	20,839
4.5%, 7-1-18	3,353	3,176,350
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
9.0%, 7-15-16	1	1,116
9.0%, 8-15-16	39	41,897
9.0%, 10-15-16	15	16,020
9.0%, 10-15-16	11	12,122
9.0%, 11-15-16	14	15,025
9.0%, 1-15-17	3	3,266
9.0%, 1-15-17	3	2,875
9.0%, 3-15-17	16	16,703
9.0%, 4-15-17	21	22,586
4.0%, 9-15-18	3,208	2,970,015
6.5%, 8-15-28	564	572,258
		6,871,072
Treasury Inflation Protected Obligation - 0.71%
United States Treasury Note,
3.0%, 7-15-12 (A)	3,000	3,462,145

Treasury Obligations - 16.03%
United States Treasury Bonds:
7.25%, 5-15-16	8,500	9,842,074
6.25%, 8-15-23	5,000	5,514,455
United States Treasury Notes:
2.75%, 7-31-06	10,000	9,983,980
3.0%, 12-31-06	10,000	9,887,890
3.25%, 8-15-07	5,000	4,891,990
2.625%, 5-15-08	5,000	4,774,415
4.25%, 10-15-10	10,000	9,678,120
4.25%, 11-15-14	10,000	9,404,690
4.25%, 8-15-15	15,000	14,034,960
		78,012,574

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 21.15%		$102,935,933

(Cost: $103,632,225)

SHORT-TERM SECURITIES

Beverages - 0.79%
Anheuser-Busch Companies, Inc.,
5.2%, 7-3-06	3,832	3,830,893

Capital Equipment - 0.09%
Caterpillar Inc.,
5.22%, 7-7-06	439	438,618

Finance Companies - 0.41%
Three Pillars Funding LLC,
5.17%, 7-20-06	2,000	1,994,543

Utilities - Electric - 0.41%
Wisconsin Electric Power Co.,
5.27%, 7-5-06	2,000	1,998,829

TOTAL SHORT-TERM SECURITIES - 1.70%		$8,262,883

(Cost: $8,262,883)

TOTAL INVESTMENT SECURITIES - 99.90%		$486,174,794

(Cost: $415,062,738)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.10%		498,201

NET ASSETS - 100.00%		$486,672,995

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.

(A)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CONTINENTAL INCOME FUND
      June 30, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $415,063) (Notes 1 and 3)	$486,175
Cash	1
Receivables:
Dividends and interest	1,720
Fund shares sold	172
Prepaid and other assets	54
Total assets	488,122

LIABILITIES
Payable to Fund shareholders	1,185
Accrued shareholder servicing (Note 2)	101
Accrued service fee (Note 2)	94
Accrued accounting services fee (Note 2)	11
Accrued management fee (Note 2)	9
Accrued distribution fee (Note 2)	2
Other	47

Total liabilities	1,449

Total net assets	$486,673

NET ASSETS
$1.00 par value capital stock:
Capital stock	$63,296
Additional paid-in capital	342,478
Accumulated undistributed income:
Accumulated undistributed net investment income	609
Accumulated undistributed net realized gain on investment transactions	9,178
Net unrealized appreciation in value of investments	71,112

Net assets applicable to outstanding units of capital	$486,673

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.69
Class B	$7.69
Class C	$7.69
Class Y	$7.69
Capital shares outstanding:
Class A	60,362
Class B	2,065
Class C	792
Class Y	77
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations
      CONTINENTAL INCOME FUND
      For the Fiscal Year Ended June 30, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,304
Dividends (net of foreign withholding taxes of $36)	5,804

Total income	12,108

Expenses (Note 2):
Accounting services fee	139
Audit fees	26
Custodian fees	21
Distribution fee:
Class A	19
Class B	127
Class C	47
Investment management fee	3,532
Legal fees	3
Service fee:
Class A	1,184
Class B	43
Class C	16
Shareholder servicing:
Class A	980
Class B	71
Class C	25
Class Y	1
Other	214

Total expenses	6,448

Net investment income	5,660

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	22,647
Unrealized appreciation in value of investments during the period	10,154

Net gain on investments	32,801

Net increase in net assets resulting from operations	$38,461

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CONTINENTAL INCOME FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2006	2005

DECREASE IN NET ASSETS
Operations:
Net investment income	$5,660	$7,031
Realized net gain on investments	22,647	36,056
Unrealized appreciation (depreciation)	10,154	(11,402)

Net increase in net assets resulting from operations	38,461	31,685

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(5,314)	(7,001)
Class B	(18)	(86)
Class C	(8)	(33)
Class Y	(8)	(10)
Realized gains on investment transactions:
Class A	(12,090)	(–)
Class B	(426)	(–)
Class C	(157)	(–)
Class Y	(15)	(–)

	(18,036)	(7,130)

Capital share transactions (Note 5)	(46,294)	(30,498)

Total decrease	(25,869)	(5,943)
NET ASSETS
Beginning of period	512,542	518,485

End of period	$486,673	$512,542

Undistributed net investment income	$609	$297

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.39	$7.04	$6.33	$6.29	$7.00

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.08	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.49	0.35	0.71	0.04	(0.68)

Total from investment operations	0.58	0.45	0.79	0.14	(0.56)

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.08)	(0.10)	(0.12)
Capital gains	(0.19)	(0.00)	(0.00)	(0.00)	(0.03)

Total distributions	(0.28)	(0.10)	(0.08)	(0.10)	(0.15)

Net asset value, end of period	$7.69	$7.39	$7.04	$6.33	$6.29

Total return (1)	7.90%	6.46%	12.54%	2.23%	-8.04%
Net assets, end of period (in millions)	$464	$488	$494	$440	$474
Ratio of expenses to average net assets	1.23%	1.24%	1.24%	1.25%	1.21%
Ratio of net investment income to average net assets	1.17%	1.42%	1.22%	1.53%	1.77%
Portfolio turnover rate	48%	43%	36%	49%	32%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.38	$7.04	$6.32	$6.29	$7.00

Income (loss) from investment operations:
Net investment income	0.01	0.03	0.02	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.50	0.35	0.71	0.03	(0.68)

Total from investment operations	0.51	0.38	0.73	0.06	(0.62)

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.01)	(0.03)	(0.06)
Capital gains	(0.19)	(0.00)	(0.00)	(0.00)	(0.03)

Total distributions	(0.20)	(0.04)	(0.01)	(0.03)	(0.09)

Net asset value, end of period	$7.69	$7.38	$7.04	$6.32	$6.29

Total return	6.96%	5.33%	11.62%	1.02%	-8.86%
Net assets, end of period (in millions)	$16	$18	$17	$12	$10
Ratio of expenses to average net assets	2.20%	2.22%	2.24%	2.26%	2.13%
Ratio of net investment income to average net assets	0.19%	0.44%	0.22%	0.51%	0.84%
Portfolio turnover rate	48%	43%	36%	49%	32%

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.38	$7.04	$6.32	$6.29	$7.00

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.02	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.49	0.35	0.71	0.03	(0.68)

Total from investment operations	0.51	0.38	0.73	0.06	(0.62)

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.01)	(0.03)	(0.06)
Capital gains	(0.19)	(0.00)	(0.00)	(0.00)	(0.03)

Total distributions	(0.20)	(0.04)	(0.01)	(0.03)	(0.09)

Net asset value, end of period	$7.69	$7.38	$7.04	$6.32	$6.29

Total return	6.99%	5.35%	11.59%	1.05%	-8.95%
Net assets, end of period (in millions)	$6	$6	$6	$3	$2
Ratio of expenses to average net assets	2.18%	2.18%	2.20%	2.26%	2.22%
Ratio of net investment income to average net assets	0.21%	0.47%	0.25%	0.51%	0.75%
Portfolio turnover rate	48%	43%	36%	49%	32%

See Notes to Financial Statements.

Financial Highlights
      CONTINENTAL INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.39	$7.04	$6.33	$6.29	$7.00

Income (loss) from investment operations:
Net investment income	0.11	0.13 (1)	0.13	0.12 (1)	0.08
Net realized and unrealized gain (loss) on investments	0.49	0.35 (1)	0.68	0.04 (1)	(0.62)

Total from investment operations	0.60	0.48	0.81	0.16	(0.54)

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.10)	(0.12)	(0.14)
Capital gains	(0.19)	(0.00)	(0.00)	(0.00)	(0.03)

Total distributions	(0.30)	(0.13)	(0.10)	(0.12)	(0.17)

Net asset value, end of period	$7.69	$7.39	$7.04	$6.33	$6.29

Total return	8.22%	6.80%	12.87%	2.57%	-7.77%
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratio of expenses to average net assets	0.93%	0.94%	0.94%	0.93%	0.92%
Ratio of net investment income to average net assets	1.47%	1.71%	1.53%	1.87%	2.06%
Portfolio turnover rate	48%	43%	36%	49%	32%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2006

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.
F. Recently Issued Accounting Standard - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and the impact on the Fund's financial statements, if any, is currently being assessed.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $701,298. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended June 30, 2006, W&R received $890, $21,919 and $1,570 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $427,932 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

The Fund paid Directors' regular compensation of $30,128, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $206,562,675, while proceeds from maturities and sales aggregated $255,714,370. Purchases of short-term securities and U.S. government obligations aggregated $1,987,500,749 and $24,651,563, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $2,020,621,518 and $5,800,798, respectively.

For Federal income tax purposes, cost of investments owned at June 30, 2006 was $415,125,408, resulting in net unrealized appreciation of $71,049,386, of which $81,049,695 related to appreciated securities and $10,000,309 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2006 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$8,038,639
Distributed ordinary income	5,347,760
Undistributed ordinary income	3,005,532

Realized long-term capital gains	19,564,572
Distributed long-term capital gains	12,687,821
Undistributed long-term capital gains	6,876,751

Capital loss carryover	—

Post-October losses deferred	—

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2006	2005

Shares issued from sale of shares:
Class A	4,681	6,747
Class B	150	488
Class C	160	283
Class Y	6	20
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,243	932
Class B	59	12
Class C	22	4
Class Y	3	1
Shares redeemed:
Class A	(12,602)	(11,881)
Class B	(530)	(520)
Class C	(258)	(303)
Class Y	(9)	(38)

Decrease in outstanding capital shares	(6,075)	(4,255)

Value issued from sale of shares:
Class A	$35,548	$48,240
Class B	1,145	3,480
Class C	1,220	2,011
Class Y	44	138
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	16,947	6,788
Class B	443	85
Class C	164	33
Class Y	23	10
Value redeemed:
Class A	(95,784)	(85,105)
Class B	(4,019)	(3,736)
Class C	(1,953)	(2,175)
Class Y	(72)	(267)

Decrease in outstanding capital	$(46,294)	$(30,498)

NOTE 6 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund"), as of June 30, 2006, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of June 30, 2006, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2006

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
9-14-05	$0.01800	$0.01800	$–	$–	$0.01750	$0.00050	$–
12-14-05	0.21700	0.02500	–	0.19200	0.02480	0.00020	0.19200
3-15-06	0.02100	0.00920	0.01180	–	0.00710	0.01390	–
6-14-06	0.02100	0.00920	0.01180	–	0.00710	0.01390	–

	$0.27700	$0.06140	$0.02360	$0.19200	$0.05650	$0.02850	$0.19200

Class B
9-14-05	$–	$–	$–	$–	$–	$–	$–
12-14-05	0.19800	0.00600	–	0.19200	0.00596	0.00004	0.19200
3-15-06	0.00100	0.00040	0.00060	–	0.00030	0.00070	–
6-14-06	0.00100	0.00040	0.00060	–	0.00030	0.00070	–

	$0.20000	$0.00680	$0.00120	$0.19200	$0.00656	$0.00144	$0.19200

Class C
9-14-05	$–	$–	$–	$–	$–	$–	$–
12-14-05	0.19800	0.00600	–	0.19200	0.00596	0.00004	0.19200
3-15-06	0.00200	0.00090	0.00110	–	0.00070	0.00130	–
6-14-06	0.00200	0.00090	0.00110	–	0.00070	0.00130	–

	$0.20200	$0.00780	$0.00220	$0.19200	$0.00736	$0.00264	$0.19200

Class Y
9-14-05	$0.02400	$0.02400	$–	$–	$0.02330	$0.00070	$–
12-14-05	0.22000	0.03000	–	0.19200	0.02980	0.00020	0.19200
3-15-06	0.02700	0.01180	0.01520	–	0.00910	0.01790	–
6-14-06	0.02700	0.01180	0.01520	–	0.00910	0.01790	–

	$0.30000	$0.07760	$0.03040	$0.19200	$0.07130	$0.03670	$0.19200

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors
Continental Income Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chair of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations during Past 5 Years: Professor of Law, Washburn Law School; Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (67)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations during Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Institute of Justice Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (73)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director, Independent Chair
Number of portfolios overseen by Director: 46
Director since: 1998; Independent Chair since: 2006
Director of Funds in the Fund Complex since: 1998 Principal
Occupation during Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005) Other Directorships held by Director: none

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation during Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (39)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 73
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations during Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Independent Chair and Director, Ivy Funds, Inc.; Independent Chair and Trustee, Ivy Funds

John F. Hayes (86)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation during Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupations during Past 5 Years: Chairman and Chief Executive Officer (CEO) of Castle Valley Ranches, LLC
Other Directorships held by Director: Chairman and CEO of the Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. (53)
Polsinelli Shalton Welte Suelthaus, 700 W 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation during Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 73
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations during Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupation during Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (69)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 25
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations during Past 5 Years: Consultant of WDR and W&R; Director of WDR (until 2003); Executive Vice President and Chief Operating Officer of WDR (until 2001); Principal Financial Officer, Treasurer, CEO and President of W&R (until 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 73
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) during Past 5 Years: CEO of WDR; formerly, Chief Investment Officer (CIO) and President of WDR (until 2005); President, CEO and Chairman of WRIMCO; formerly, CIO of WRIMCO (until 2005); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR; formerly, Chief Investment Officer of IICO, (until 2005); President of each of the Funds in the Fund Complex
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) during Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Assistant Treasurer of Ivy Funds (until 2003); Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) during Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and IICO; Vice President and Secretary of each of the Funds in the Fund Complex
Directorships held: None

Daniel C. Schulte (40)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) during Past 5 Years: Senior Vice President and General Counsel of WDR, W&R, WRIMCO, IICO, IFDI and WRSCO; formerly, Secretary of WDR, WRIMCO, W&R, WRSCO, and IFDI (until 2004); formerly, Assistant Secretary of WDR (until 2005); formerly, Assistant Secretary of IICO (until 2006); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex
Directorships held: None

Scott Schneider (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) during Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1004A (6-06)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2006, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2005	$21,100
2006	22,100

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2005	$1,600
2006	1,700

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2005	$2,100
2006	2,200

These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2005	$540
2006	470

		These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,240 and $4,370 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $217,042 and $207,750 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Continental Income Fund, Inc.
(Registrant)
By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary
Date: September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer
Date: September 6, 2006

By /s/Theodore W. Howard
Theodore W. Howard, Vice President and Principal Financial Officer
Date: September 6, 2006